UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2015

Letter to Shareholders

The first half of fiscal 2015 saw continued volatility in the gold price, but with no clear directional trend. The gold price traded as high as $1,296 per ounce in late January before declining to a low of $1,147 in the middle of March. For the six month period, the gold price averaged $1,208 per ounce. The last six months, in many respects, were similar to 2014 with the gold price lacking significant momentum as the relative strength of the U.S. economy, the ongoing Greek debt crisis and expectations for rising interest rates in the U.S all influenced trading in gold. Despite the general malaise in the gold price, sentiment for gold mining company shares improved slightly as investors appeared to perceive value in the industry following the dramatic decline in share prices during the previous couple of years.

At May 31, 2015, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a net asset value (“NAV”) of $11.80 per share. For the six month period ended May 31, 2015, the Company’s NAV experienced a total return of 2.8% versus a total return of 9.1% for the Financial Times Global Gold Mines Total Return Index (“Index”). ASA’s more diversified portfolio and underweight investment in Newmont Mining Corporation relative to the Index were responsible for the underperformance during the last six months. The total return of ASA’s share price was negative 0.5% for the period, closing at $10.67 on May 31, 2015.

The discount at which ASA’s shares traded in the market widened from an average of 5.2% during the first six months of 2014 fiscal year to an average of 9.6% during the first six months of the 2015 fiscal year. This is the first significant widening of ASA’s discount in several years and is due in part, we believe, to the low level of investor interest in gold and gold mining company shares in combination with the relatively higher investment returns being realized in the broader equity markets. The Board of Directors continues to closely monitor the discount and undertakes a thorough review of the discount regularly as part of its ongoing share repurchase program.

ASA’s portfolio generated very low levels of dividend income from its investments during the last six months. Despite improvements in cost control and capital allocation within the industry, low commodity prices have continued to strain the ability of most mining companies to distribute dividends to shareholders. These issues have contributed to a 55% decline in net dividend income received by ASA over the last five years. During the last six months, ASA distributed $0.02 per share to shareholders, the same rate as during the first six months of 2014. While the Company is not presently earning sufficient income from which to distribute dividends, it has made the most recent distribution to shareholders from previously undistributed net investment income.

Market Observations

Much of what we discussed in our 2014 shareholder reports remains true today. The mining industry has continued to suffer under the pressure of the low gold price and low levels of capital availability. The precious metals mining industry, however, has begun to adapt to the lower prices as the pace of new project development appears to have slowed and producers have lowered operating costs. We believe these cost savings are due to numerous factors including the sharp decline in oil prices, a less competitive labor market, a stronger U.S. dollar and a higher level of cost awareness on the part of the gold producers. While some of these causes are beyond the control of the miners, we have seen a concerted effort on their behalf to reduce overhead, cut corporate spending and invest prudently.

Global gold production is slowing from the relatively high growth rates of the last several years. During the twelve months ending March 2015, it is estimated that global gold production increased by approximately 1.5% to a record high of 3,137 metric tons and increased at a rate of 1% for the quarter ending March 31, 2015 (GFMS Gold Survey Q1 2015). The growth in global gold production during the last year, despite the lower gold price, is a reflection of projects that commenced several years prior and which are only now entering production. We estimate that during 2015, global gold production will remain relatively in line with 2014 and begin to slowly decline in subsequent years unless we witness a sharp improvement in the gold price. A decline in global gold production should, over time, assist the next recovery in the gold price.

Portfolio Diversification

ASA’s allocation to diamonds has continued to increase during the last year, largely on the basis of the recent outperformance of Stornoway Diamond Corporation. (“Stornoway”). Stornoway is continuing to advance the Renard project towards commercial production and remains on time and on budget. Despite short term weakness in the global diamond market, largely due to the availability of credit, we continue to be optimistic regarding the outlook for the diamond sector.

ASA has continued to expand its holdings in developing gold producers which we believe have the ability to enter production and create shareholder value over the next few years. Most of these newer investments require very little, if any, additional capital to commence production. In some cases, ASA has participated in the public financings for these new projects. Since last November, ASA has increased exposure to smaller producers and developers by purchasing shares in Asanko Gold Inc., Guyana Goldfields Inc., Semafo Inc., and Romarco Minerals Inc.

ASA’s investments in earlier stage companies start at modest levels to spread the risk of investing

Chart 1: Gold Producer Cash Cost per Ounce

Source: ASA Research, Bloomberg

Chart 2: Portfolio Allocation by Domicile – May 31, 2015

Totals may not equal 100% due to independent rounding

in smaller capitalized companies with low liquidity over a larger number of issuers. Our strategy with these investments has remained consistent by targeting fully financed companies with undeveloped mining assets that we believe will be profitable at the current gold price. Many of these companies may be candidates for merger and acquisition activity due to the quality of their assets and the lack of growth within the broader industry.

During the six months ended May 31, 2015, ASA initiated a new position in Stillwater Mining Company (“Stillwater”), a platinum and palladium miner, which we believe has improved the quality and cost profile of its operations substantially in the last year. Stillwater is one of the few platinum and palladium producers outside of Africa and offers a unique opportunity to gain exposure to the metals without the South African social and political risk. Similarly, during the last six months, ASA decreased its exposure to the South African platinum producers, Anglo American Platinum Ltd. and Impala Platinum Holdings Ltd. These two companies are among the largest producers of platinum and palladium in the world, but the continued high levels of labor unrest and low levels of profitability have negatively affected our outlook for these companies.

ASA increased its holdings of AngloGold Ashanti Limited and Alamos Gold Inc. during the first half of 2015, principally on the basis of their low relative valuations as compared to their peers. The Company also increased its investment in Detour Gold Corporation as management appears to have resolved their start-up issues and production has been improving.

While the gold price remains sidelined by the broader themes of rising interest rates and Greece’s financial crisis, we are beginning to see some bright spots in the industry, and due to the lower valuation of the mining shares, we have become more active in order to take advantage of these dislocations in the market. ASA continues to seek investments in high quality companies led by strong management teams, with a long-term focus. We anticipate that the precious metals industry will continue to experience large, multi-year cycles as it has throughout ASA’s history, and believe that the Company’s long term strategy, use of diversification and experience with past cycles will position ASA to take advantage of opportunities as they arise.

We appreciate the continued support of the Board of Directors and our shareholders.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

July 16, 2015

Copies of the Company’s financial statements, as well as its latest NAV, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402, (650) 376-3135 or (800) 432-3378, or may be found on ASA’s website (www.asaltd.com). Shareholders are encouraged to visit the website for other important information about ASA, including press releases, historical NAV, share price and tax related information. Please direct your attention to the availability of the Dividend Reinvestment and Stock Purchase Plan and see page 20 of this report for further information.

Forward-Looking Statements

This shareholder letter includes forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the Company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of ASA Gold and Precious Metals Limited

We have reviewed the accompanying statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedule of investments, as of May 31, 2015 and May 31, 2014, and the related statements of operations for the six month periods ended May 31, 2015 and May 31, 2014, the consolidated statement of changes in net assets for the six month period ended May 31, 2015, and the financial highlights for the six-month periods ended May 31, 2015 and May 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended November 30, 2014 and the financial highlights for each of the three years in the period ended November 30, 2014, and in our report dated January 16, 2015, we expressed an unqualified opinion on those financial statements and financial highlights. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the two years in the period ended November 30, 2011 and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

July 16, 2015

Schedules of Investments (Unaudited)

May 31, 2015 and May 31, 2014

	2015			2014
Name of Company	Shares/ Warrants	Value	Percent of Net Assets	Shares/ Warrants	Value	Percent of Net Assets
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)	1,215,000	$13,219,200	5.8%	1,315,000	$11,848,150	4.4%
Silver Lake Resources Limited, (1)	—	—	—	3,300,000	1,044,694	0.4
		13,219,200	5.8		12,892,844	4.8
Canada
Agnico Eagle Mines Limited	479,300	15,419,081	6.8	429,300	12,982,032	4.9
Alacer Gold Corporation, (2)	918,200	2,086,651	0.9	918,200	2,006,393	0.8
Alamos Gold Inc.	450,000	2,941,460	1.3	—	—	—
Argonaut Gold Inc., (1)	430,000	600,819	0.3	430,000	1,466,900	0.6
Asanko Gold Inc., (1)	200,000	329,238	0.1	—	—	—
B2Gold Corporation, (1)	1,594,338	2,701,400	1.2	994,338	2,411,128	0.9
Barrick Gold Corporation	1,375,000	16,307,500	7.2	1,400,000	22,554,000	8.5
Belo Sun Mining Corporation, (1)	2,600,000	501,084	0.2	2,600,000	503,411	0.2
Centerra Gold Inc.	300,000	1,850,157	0.8	625,000	2,656,509	1.0
Detour Gold Corporation, (1)	300,000	3,201,638	1.4	250,000	2,394,892	0.9
Eldorado Gold Corporation	650,000	3,139,500	1.4	650,000	3,737,500	1.4
Franco-Nevada Corporation	225,000	11,556,252	5.1	225,000	10,436,797	3.9
Goldcorp Inc.	932,400	16,559,424	7.3	967,400	22,608,138	8.5
Guyana Goldfields Inc., (1)	24,000	71,115	0.0	—	—	—
Kinross Gold Corporation, (1)	1,000,000	2,350,000	1.0	1,000,000	3,780,000	1.4
New Gold Inc., (1)	600,000	1,908,000	0.8	600,000	3,168,000	1.2
Primero Mining Corporation, (1)	200,000	824,000	0.4	200,000	1,272,000	0.5
Romarco Minerals Inc., (1)	1,373,500	490,811	0.2	—	—	—
Romarco Minerals Inc. – 144A, (1)(3)	3,000,000	1,072,031	0.5	—	—	—
Semafo Inc., (1)	700,000	2,074,199	0.9	—	—	—
Torex Gold Resources Inc., (1)	2,800,000	2,495,784	1.1	2,150,000	2,418,403	0.9
Torex Gold Resources Inc. – 144A, (1)(3)	1,250,000	1,114,189	0.5	1,250,000	1,406,048	0.5
West Kirkland Mining Inc., (1)(3)	—	—	—	909,091	92,200	0.0
		89,594,333	39.4		95,894,352	36.0
Channel Islands
Randgold Resources Limited – ADRs	329,600	23,807,008	10.5	382,200	28,256,046	10.6
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs	799,000	8,948,800	3.9	799,000	8,541,310	3.2
South Africa
AngloGold Ashanti Limited, (1)	823,420	7,888,363	3.5	593,194	9,366,533	3.5
Gold Fields Limited	1,029,577	3,510,858	1.5	1,029,577	3,644,703	1.4
Harmony Gold Mining Company Limited, (1)	400,000	592,000	0.3	400,000	1,060,000	0.4
Sibanye Gold Limited	1,029,577	1,827,499	0.8	1,029,577	2,527,612	0.9
		13,818,720	6.1		16,598,847	6.2
United Kingdom
Amara Mining plc, (1)	5,000,000	1,089,484	0.5	3,777,292	1,075,905	0.4
Amara Mining plc – 144A, (1)(3)	4,135,000	901,003	0.4	—	—	—
		1,990,487	0.9		1,075,905	0.4
United States
Newmont Mining Corporation	620,368	16,898,824	7.4	620,368	14,200,224	5.3
Royal Gold, Inc.	210,000	13,601,700	6.0	210,000	13,171,200	4.9
		30,500,524	13.4		27,371,424	10.3
Total gold mining, exploration, development and royalty companies (Cost $211,735,614 – 2015, $212,108,494 – 2014)		181,879,072	79.9		190,630,728	71.5
Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (4)	708,200	9,827,107	4.3	808,200	16,758,637	6.3
Total silver mining, exploration and development companies (Cost $4,751,868 – 2015, $5,662,358 – 2014)		9,827,107	4.3		16,758,637	6.3
Total gold and silver investments (Cost $216,487,483 – 2015, $217,770,852 – 2014)		$191,706,179	84.2%		$207,389,365	77.8%

Schedules of Investments (Unaudited) (continued)

May 31, 2015 and May 31, 2014

	2015			2014
Name of Company	Shares/ Warrants	Value	Percent of Net Assets	Shares/ Warrants	Value	Percent of Net Assets
Platinum and Palladium Investments
Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (1)	135,100	$3,212,405	1.4%	220,100	$9,389,168	3.5%
Impala Platinum Holdings Limited, (2)	572,400	2,887,436	1.3	772,400	8,091,997	3.0
		6,099,841	2.7		17,481,165	6.6
United States
Stillwater Mining Co., (1)	150,000	2,173,500	1.0	—	—	—
Exchange traded funds
ETFS Palladium Trust, (1)	70,000	5,261,200	2.3	70,000	5,708,500	2.1
ETFS Platinum Trust, (1)	22,500	2,424,150	1.1	22,500	3,183,300	1.2
		7,685,350	3.4		8,891,800	3.3
Total platinum and palladium investments (Cost $10,287,755 – 2015, $8,733,391 – 2014)		15,958,691	7.0		26,372,965	9.9
Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited, (1)	1,000,000	2,660,634	1.2	—	—	—
Canada
Stornoway Diamond Corporation Subscription Receipts –144A, (1)(3)(5)	—	—	—	7,857,200	5,288,361	2.0
Stornoway Diamond Corporation – 144A, (1)(3)	7,857,200	4,479,733	2.0	—	—	—
Stornoway Diamond Corporation, (1)	1,639,500	934,751	0.4	1,639,500	1,103,481	0.4
		5,414,484	2.4		6,391,841	2.4
Total diamond mining, exploration and development companies (Cost $8,909,336 – 2015, $8,986,406 – 2014)		8,075,118	3.5		6,391,841	2.4
Diversified Mineral Resources Companies
Canada
NovaCopper Inc., (1)	—	—	—	159,737	154,945	0.1
United Kingdom
Anglo American plc	150,000	2,353,285	1.0	200,000	4,884,082	1.8
United States
Freeport-McMoRan Inc.	315,000	6,189,750	2.7	550,000	18,727,500	7.0
Total diversified mineral resources companies (Cost $10,805,217 – 2015, $19,947,499 – 2014)		8,543,035	3.8		23,766,527	8.9
Total common shares (Cost $246,489,791 – 2015, $255,438,148 – 2014)		224,283,023	98.5		263,920,699	99.0

Schedules of Investments (Unaudited) (continued)

May 31, 2015 and May 31, 2014

	2015			2014
Name of Company	Shares/ Warrants	Value	Percent of Net Assets	Shares/ Warrants	Value	Percent of Net Assets
Warrants
Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (1)(3)	3,928,600	$236,606	0.1	—	$—	—
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (1)	819,750	49,371	0.0	—	—	—
Total warrants (Cost $511,408 – 2015, $0 – 2014)		285,976	0.1	—	—	—
Total investments (Cost $247,001,198 – 2015, $255,438,148 – 2014), (6)		224,568,999	98.7		263,920,699	99.0
Cash, receivables, and other assets less liabilities		3,036,515	1.3		2,590,409	1.0
Net assets		$227,605,514	100.0%		$266,511,108	100.0%
(1)	Non-income producing security.
(2)	Non-income producing security in 2015 only.
(3)	Restricted security.
(4)	Non-income producing security in 2014 only.
(5)	The Stornoway Diamond Corporation Subscription Receipts consisted of 1 common share of Stornoway Diamond Corporation – 144A and 0.5 Stornoway Diamond Corporation, C$0.90 Warrants, 07/18/2016 – 144A. The receipts split into their individual pieces on July 8, 2014.
(6)	Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2015 were $61,698,228 and $84,130,427, respectively, resulting in net unrealized appreciation on investments of ($22,432,199). Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2014 were $89,523,127 and $81,040,575, respectively, resulting in net unrealized appreciation on investments of $8,482,552.

ADR – American Depository Receipt

May not total due to independent rounding.

The notes to financial statements form an integral part of these statements.

Portfolio Statistics (Unaudited)

May 31, 2015 and May 31, 2014

Geographic breakdown*	2015	2014
Australia	5.8%	4.8%
Bermuda	1.2%	0.0%
Canada	46.2%	44.7%
Channel Islands	10.5%	10.6%
Peru	3.9%	3.2%
South Africa	8.8%	12.8%
United Kingdom	1.9%	2.2%
United States	20.5%	20.6%
Cash	1.3%	1.0%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

Percentage totals may not equal 100% due to independent rounding

Principal Portfolio Changes in Shares During the Six Month Periods Ended (Unaudited)

May 31, 2015 and May 31, 2014	2015		2014

Investments	Increase	Decrease	Increase	Decrease
Alamos Gold Inc.	200,000
Amara Mining plc			3,777,292
Amara Mining plc – 144A (1)	4,135,000
Anglo American plc		50,000
Anglo American Platinum Limited		85,000
AngloGold Ashanti Limited	230,226
Asanko Gold Inc.	200,000
Barrick Gold Corporation		25,000
Centerra Gold Inc.		325,000
Compañia de Minas Buenaventura S.A.A. – ADRs				50,000
Detour Gold Corporation	50,000
Freeport-McMoRan Inc.		50,000
Goldcorp Inc.		35,000		15,000
Guyana Goldfields Inc.	24,000
Impala Platinum Holdings Limited		200,000
Newcrest Mining Limited		100,000
NovaCopper Inc.				46,124
Osisko Mining Corporation				1,292,400
Primero Mining Corporation			200,000
Randgold Resources Limited – ADRs		40,000		15,000
Romarco Minerals Inc.	1,373,500
Romarco Minerals Inc. – 144A (1)	3,000,000
Semafo Inc.	700,000
Stillwater Mining Co.	150,000
Stornoway Diamond Corporation Subscription Receipts – 144A (1) (2)			7,857,200
Tahoe Resources Inc.				25,000
Torex Gold Resources Inc. – 144A (1) (3)			1,250,000
Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A (1) (3)			625,000	625,000

(1)	Restricted security.
(2)	On May 14, 2014, ASA purchased 7,857,200 Stornoway Diamond Corporation Subscription Receipts – 144A. Each receipt consisted of 1 common share of Stornoway Diamond Corporation – 144A and 0.5 Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A. The receipts were split into their individual pieces on July 8, 2014.
(3)	On January 22, 2014, ASA purchased 1,250,000 Torex Gold Resources Inc. Units – 144A. Each unit consisted of 1 share of Torex Gold Resources Inc. – 144A and 0.5 Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A. The units were split into their individual pieces on February 18, 2014.

Statements of Assets and Liabilities (Unaudited)

May 31, 2015 and May 31, 2014

	Assets	2015	2014
	Investments, at value
Cost	$247,001,198 in 2015
	$255,438,148 in 2014	$224,568,999	$263,920,699
	Cash & cash equivalents	3,981,544	3,573,251
	Dividends receivable, net of withholding tax payable	284,472	286,234
	Due from broker	—	35,685
	Due from third party	—	235,635
	Other assets	122,808	80,428

	Total assets	$228,957,823	$268,131,932

	Liabilities

	Accrued affiliate expenses	$468,221	$521,112
	Accounts payable and accrued liabilities	130,174	486,132
	Due to broker	169,108	—
	Liability for retirement benefits due to current and future retired directors	584,806	613,580

	Total liabilities	$1,352,309	$1,620,824

	Net Assets	$227,605,514	$266,511,108

	Common shares $1 par value Authorized: 40,000,000 shares Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
	Share premium (capital surplus)	1,372,500	1,372,500
	Undistributed net investment income (loss)	13,959,139	15,825,979
	Undistributed net realized gain (loss) from investments	329,258,520	332,991,605
	Undistributed net realized gain (loss) from foreign currency transactions	(113,842,221)	(111,451,530)
	Net unrealized appreciation (depreciation) on investments	(22,432,199)	8,482,551
	Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(130)	98

	Net assets	$227,605,514	$266,511,108

	Net asset value per share	$11.80	$13.82

The closing price of the Company’s shares on the New York Stock Exchange was $10.67 and $13.04 on May 31, 2015 and 2014, respectively.

The notes to financial statements form an integral part of these statements.

Statements of Operations (Unaudited)

For the six months ended May 31, 2015 and 2014

	2015	2014
Investment income
Dividend income (net of foreign withholding taxes of $280,882 and $380,880 respectively, and ADR fees of $6,792 and $7,944, respectively)	$1,056,999	$1,291,889
Interest income	2,029	2,321
Total investment income	1,059,028	1,294,210
Expenses
Shareholder reports and proxy expenses	69,929	75,066
Directors’ fees and expenses	115,158	124,619
Retired directors’ fees	45,000	45,000
Investment research	539,567	489,087
Administration and operations	643,323	689,617
Fund accounting	83,288	88,288
Transfer agent, registrar and custodian	47,903	49,834
Legal fees	77,545	676,715
Audit fees	27,498	25,498
Professional fees – other	—	1,000
Insurance	89,986	73,038
Dues and listing fees	25,000	25,000
Depreciation expense	1,264	—
Other	—	1,276
Total expenses	1,765,461	2,364,038
Less – reduction in retirement benefits due to directors	—	—
Net expenses	1,765,461	2,364,038
Net investment income (loss)	(706,433)	(1,069,828)
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	11,965,667	11,139,630
Cost of securities sold	9,236,330	13,943,767
Net realized gain (loss) from investments	2,729,337	(2,804,137)
Net realized gain (loss) from foreign currency transactions
Investments	(1,385,942)	(13,574)
Foreign currency	4,361	2,167
Net realized gain (loss) from foreign currency transactions	(1,381,581)	(11,407)
Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	(27,982,287)	(11,952,529)
Balance, end of period	(22,432,199)	8,482,551
Net increase (decrease) in unrealized appreciation (depreciation) on investments	5,550,088	20,435,080
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(130)	98
Net realized and unrealized gain (loss) from investments and foreign currency transactions	6,897,714	17,619,634
Net increase (decrease) in net assets resulting from operations	$6,191,281	$16,549,806

The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets (Unaudited)

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Net investment income (loss)	$(706,433)	$(1,458,639)
Net realized gain (loss) from investments	2,729,337	(9,266,559)
Net realized gain (loss) from foreign currency transactions	(1,381,581)	(1,020,517)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	5,550,088	(16,029,758)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(130)	—
Net increase (decrease) in net assets resulting from operations	6,191,281	(27,775,473)
Dividends paid/payable From net investment income	(385,798)	(771,596)
Net increase (decrease) in net assets	5,805,483	(28,547,069)
Net assets, beginning of period	221,800,031	250,347,100
Net assets, end of period (including undistributed net investment income of $13,959,139 in May 2015 and $15,051,370 in November 2014)	$227,605,514	$221,800,031

The notes to financial statements form an integral part of these statements.

Notes to Financial Statements (Unaudited)

Six months ended May 31, 2015 and 2014

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At May 31, 2015 and May 31, 2014, the Company held investments in restricted securities of 3.43% and 2.51% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities May 31, 2015
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
3,000,000	$1,202,400	Romarco Minerals, Inc. – 144A	$0.36	$1,072,031	02/18/2015
4,135,000	1,008,461	Amara Mining plc – 144A	0.22	901,003	02/10/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.57	4,479,733	07/08/2014
3,928,600	415,686	Stornoway Diamond Corporation, C$0.90 Warrants, 7/08/2016 – 144A	0.06	236,606	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	0.89	1,114,189	01/22/2014

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities May 31, 2014
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
7,857,200	$5,057,508	Stornoway Diamond Corporation Subscription Receipts – 144A	$0.67	$5,288,361	05/14/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	1.12	1,406,048	01/22/2014

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2015 and May 31, 2014 in valuing the Company’s investments at fair value:

Investment in Securities Measurements at May 31, 2015
Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$151,753,928	$30,125,144	$—	$181,879,072
Silver mining, exploration and development companies	9,827,107	—	—	9,827,107
Platinum and Palladium Investments
Platinum and palladium mining companies	8,273,341	—	—	8,273,341
Exchange traded funds	7,685,350	—	—	7,685,350
Diamond Mining, Exploration and Development Companies	3,595,385	4,479,733	—	8,075,118
Diversified Mineral Resources Companies	6,189,750	2,353,285	—	8,543,035
Total Common Shares	187,324,861	36,958,162	—	224,283,023
Warrants
Diamond Mining, Exploration and Development Companies	49,371	236,606	—	285,976
Total Investments	$187,374,232	$37,194,768	$—	$224,568,999

Notes to Financial Statements (Unaudited) (Continued)

Transfers into and out of levels are recognized at the end of the period. There were no transfers into and out of Levels 1, 2, and 3 at May 31, 2015.

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

Investment in Securities Measurements at May 31, 2014
Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$160,777,683	$29,853,046	$—	$190,630,728
Silver mining, exploration and development companies	16,758,637	—	—	16,758,637
Platinum and Palladium Investments
Platinum and palladium mining companies	17,481,165	—	—	17,481,165
Exchange traded funds	8,891,800	—	—	8,891,800
Diamond Mining, Exploration and Development Companies	1,103,481	5,288,361	—	6,391,841
Diversified Mineral Resources Companies	18,882,445	4,884,082	—	23,766,527
Total Investments	$223,895,210	$40,025,489	$—	$263,920,699

Transfers into and out of levels are recognized at the end of the period. There were transfers into and out of Level 1 and Level 2, and no transfers into and out of Level 3 at May 31, 2014.

Transfers into and out of each level of the investments in securities at May 31, 2014 are as follows:

	Transfers into Level 1	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2
West Kirkland Mining, Inc.	$92,200	$—	$—	$(92,200)
	$92,200	$—	$—	$(92,200)

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

D. Cash and Cash Equivalents

The Company considers all money market fund and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at May 31, 2015 and 2014 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference

Notes to Financial Statements (Unaudited) (Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

F. Securities Transactions and Investment Income

During the six months ended May 31, 2015, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $11,965,667 and $11,514,440, respectively. During the six months ended May 31, 2014, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $11,139,630 and $8,688,113, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

I. Basis of Presentation

The financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2011 - 2014). As of May 31, 2015 and May 31, 2014, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company

The Company is a passive foreign investment company (PFIC) and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

4. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully

Notes to Financial Statements (Unaudited) (Continued)

achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

5. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2015 and May 31, 2014 was $584,806 and $613,580, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

8. Compensation matters

For the six months ended May 31, 2015 and May 31, 2014, the aggregate remuneration paid to the Company’s officers was $1,073,850 and $1,119,075, respectively. In addition, $384,500 and $414,512, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $104,000 and $107,000, respectively.

9. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $347,859 as of May 31, 2015. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Notes to Financial Statements (Unaudited) (Continued)

Future minimum rental commitments under the lease are as follows:

06/1/15 - 11/30/15	$61,226
12/1/15 - 11/30/16	125,206
12/1/16 - 11/30/17	128,953
12/1/17 - 02/28/18	32,474
Total	$347,859

10. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of May 31, 2015 and May 31, 2014. There were no repurchases during the six months ended May 31, 2015 and 2014.

11. Legal proceedings

On September 30, 2013, Firsthand Technology Value Fund, Inc. (“Plaintiff”) filed a lawsuit in California Superior Court against the Company and one of its then-independent directors Phillip Goldstein (“Co-Defendant”). Plaintiff alleged, among other things, intentional interference with contractual relations and unfair competition in violation of the California Business and Professions Code. On November 19, 2013, pursuant to its indemnification policy for directors and officers, the Company entered into an agreement to advance legal defense costs to its Co-Defendant. The Company filed a claim with its insurance carrier for coverage of related legal expenses and costs for the Company and its Co-Defendant. The insurance carrier reimbursed a portion of the amounts claimed before the end of fiscal year 2014. Plaintiff dismissed the Company from the lawsuit on April 14, 2014 (and subsequently dismissed the Co-Defendant). The Company did not enter into any settlement with the Plaintiff in exchange for its dismissal.

12. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	(Unaudited) Six months ended May 31				Year ended November 30
Per share operating performance (1)	2015		2014		2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.50		$12.98		$12.98	$24.18	$32.46	$34.45	$29.85
Net investment income (loss)	(0.04)		(0.06)		(0.08)	0.02	0.09	0.11	(0.01)
Net realized gain (loss) from investments	0.14		(0.14)		(0.48)	(0.38)	2.06	1.17	2.17
Net realized gain (loss) from foreign currency transactions	(0.07)		(0.00)		(0.05)	(0.02)	(0.15)	0.00	(0.04)
Net increase (decrease) in unrealized appreciation on investments	0.29		1.06		(0.83)	(10.64)	(9.90)	(2.93)	2.82
Net unrealized (loss) on translation of assets and liabilities in foreign currency	(0.00)		0.00		—	0.00	(0.00)	0.00	(0.00)
Net increase (decrease) in net assets resulting from operations	0.32		0.86		(1.44)	(11.02)	(7.90)	(1.65)	4.94
Dividends
From net investment income	(0.02)		(0.02)		(0.04)	(0.18)	(0.09)	(0.18)	(0.02)
From net realized gain on investments	—		—		—	—	(0.29)	(0.18)	(0.32)
Capital share transactions:
Effect of tender offer / share repurchase	—		—		—	—	—	0.02	—
Net asset value, end of period	$11.80		$13.82		$11.50	$12.98	$24.18	$32.46	$34.45
Market value per share, end of period	$10.67		$13.04		$10.74	$12.78	$22.00	$28.85	$33.87

Total investment return
Based on market price (2)	(0.46	%) (5)	2.19	% (5)	(15.69%)	(41.07%)	(22.43%)	(13.73%)	29.09%
Based on net asset value (3)	2.81	% (5)	6.62	% (5)	(11.11%)	(45.56%)	(24.20%)	(4.57%)	16.61%

Ratio of average net assets
Expenses (4)	1.52	% (6)	0.89	% (6)	1.37%	1.21%	0.78%	0.60%	0.89%
Net investment income (loss)	(0.61	%) (6)	(0.40	%) (6)	(0.54%)	0.11%	0.33%	0.31%	(0.03%)

Supplemental data
Net assets, end of period (000 omitted)	$227,606		$266,511		$221,800	$250,347	$466,493	$626,080	$669,633
Portfolio turnover rate	5	% (5)	3	% (5)	7%	7%	11%	6%	10%
Shares outstanding	19,290		19,290		19,290	19,290	19,290	19,290	19,440

(1) Per share amounts from operations have been calculated using the average shares method.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers LLC, was discontinued on September 23, 2013.

(5) Not annualized

(6) Annualized

The notes to financial statements form an integral part of these statements.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for United States federal income tax purposes. In view of this, United States investors holding shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor

Information | Tax Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and direct stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information

Dividend Reinvestment and Direct Stock Purchase Plan (continued)

for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the Plan may be obtained from Computershare, P.O. Box 30170, College Station, TX 77842-3170. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposal presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 12, 2015:

Election of Directors
	For	Against	Abstain

David Christensen	8,758,031	623,102	46,855
Gary Glynn	9,224,346	154,333	49,309
Bruce Hansen	9,216,966	164,074	46,948
Mary Joan Hoene	9,220,264	159,211	48,512
Robert Pilkington	8,755,327	628,480	44,180

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Tait, Weller & Baker LLP	15,317,257	83,496	114,024

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the six months ended May 31, 2015 or May 31, 2014. The Company had 19,289,905 shares outstanding on May 31, 2015.

Executive Office and Shareholder Services	Semi-Annual Report May 31, 2015
ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX, 77842-3170 (800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.
A Closed-End Fund Specializing in Gold and Other Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined as of 03/13/14 that Bruce Hansen, newly elected Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 26, 2015.

Item 11.	Controls and Procedures

(a)

The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: July 22, 2015	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: July 22, 2015	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 22, 2015	By:	/s/ David Lin
David Lin
Controller and Treasurer
(Principal Financial Officer)